Subscription Agreement

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

ANY NON-PUBLIC MATERIAL INFORMATION OBTAINED FROM THE COMPANY, IN CONNECTION WITH THE COMPANY, THE SECURITIES, THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT, IS CONFIDENTIAL. BY ACCEPTING SUCH INFORMATION CONTAINED, THE RECIPIENT ACKNOWLEDGES ITS EXPRESS AGREEMENT WITH BIOCORRX INC. TO MAINTAIN IN CONFIDENCE SUCH INFORMATION PURSUANT TO SECTION 8 OF THIS SUBSCRIPTION AGREEMENT. BIOCORRX INC. HAS CAUSED THESE MATERIALS TO BE DELIVERED TO YOU IN RELIANCE UPON YOUR AGREEMENT TO MAINTAIN THE CONFIDENTIALITY OF THIS INFORMATION AND PURSUANT TO REGULATION FD PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

BIOCORRX INC.

BioCorRx Inc.
2390 East Orangewood
Avenue
Suite 575
Anaheim, California 92806

Dear Mr. de Csepel:

The undersigned understands that BioCorRx Inc., a corporation organized under the laws of Nevada (the "**Company**"), desired to sell shares of its common stock, par value $0.001 per share (the "**Securities**"), at a purchase price of $0.02 per share (the "**Purchase Price**"). The undersigned further understands that the Securities will not be registered under the Securities Act of 1933, as amended (the "**Securities Act**"), or any securities law of any state of the United States or of any other jurisdiction, in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "**Securities Act**"), Rule 506 of Regulation D of as promulgated by the Securities and Exchange Commission (the "**SEC**"), under the Securities Act, or Regulation S, as promulgated by the SEC under the Securities Act.

1. Subscription. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for the Securities set forth in Appendix A hereto for the aggregate purchase price set forth in Appendix A, which is payable as described in **Section 4** hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the "**Subscription Agreement**").

2. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in **Section 3** hereof. Subscriptions need not be accepted in the order received, and the Securities may be allocated among undersigneds. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction (collectively referred to as the "**State Securities Laws**").

3. The Closing. The closing of the purchase and sale of the Securities (the "**Closing**") shall take place at such time and place as the Company may designate by notice to the undersigned.

4. Payment for Securities. Payment for the Securities shall be received by the Company from the undersigned by cashier's check or the wiring of immediately available funds or other means approved by the Company at or prior to the Closing, in the amount as set forth in Appendix A hereto. The Company shall deliver certificates representing the Securities to the undersigned at the Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

5. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a) The Company is duly formed and validly existing under the laws of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company. "**Material Adverse Effect**" means, with respect to any person (including all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities), a material adverse effect on the business, financial condition, operations, results of operations, assets, customer, supplier or employee relations or future prospects of such person.

(b) The Company has all requisite authority and power, authorizations, consents and approvals to enter into and deliver this Subscription Agreement and any other certificate, agreement, document or instrument to be executed and delivered by the Company in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Subscription Agreement by the Company and the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. This Subscription Agreement has been duly and validly authorized and approved, executed and delivered by the Company.

(c) The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

6. Representations and Warranties of the undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a) General.

(i) The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii) The undersigned is a resident of or a corporation or other entity with its principal business address of the place set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii) The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefore.

(iv) Neither the execution or delivery by the undersigned of this Subscription Agreement to which the undersigned is a party, nor the consummation or performance by the undersigned of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the organizational documents of the undersigned (if the undersigned is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which the

undersigned is a party or by which the properties or assets of the undersigned are bound; or (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of the undersigned under, or alter the obligations of any person under, or create in any person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a governmental authority or any other person) pursuant to, or result in the creation of a lien on any of the assets or properties of the undersigned under, any note, bond, mortgage, indenture, contract, lease, license, permit, franchise or other instrument or obligation to which the undersigned is a party or any of the undersigned's assets and properties are bound or affected.

(v) There is no action pending against, or to the knowledge of the undersigned, threatened against or affecting, the undersigned by any governmental authority or other person with respect to the undersigned that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Subscription Agreement.

(b) No Brokers or Finders. No person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the undersigned for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of the undersigned and the undersigned will indemnify and hold the Company and its affiliates harmless against any liability or expense arising out of, or in connection with, any such claim.

(c) Investment Representations. The undersigned severally, and not jointly, hereby represents and warrants, solely with respect to itself and not any other investor, to the Company as follows:

(i) Purchase Entirely for Own Account. The undersigned is acquiring such the Securities proposed to be acquired hereunder for investment for its own account and not with a view to the resale or distribution of any part thereof, and the undersigned has no present intention of selling or otherwise distributing such Securities, except in compliance with applicable securities laws.

(ii) Restricted Securities. The undersigned understands that the Securities are characterized as "restricted securities" under the Securities Act inasmuch as this Subscription Agreement contemplates that, if acquired by the shareholder pursuant hereto, the Securities would be acquired in a transaction not involving a public offering. The issuance of the Securities hereunder is being effected in reliance upon an exemption from registration afforded by Section 4(2) of the Securities Act. The undersigned further acknowledges that if the Securities are issued to the undersigned in accordance with the provisions of this Subscription Agreement, such Securities may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The undersigned represents that he is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act

(iii) Acknowledgement of Non-Registration. The undersigned understands and agrees that the Securities to be issued pursuant to this Subscription Agreement have not been registered under the Securities Act or the securities laws of any state of the United States of America (the "**U.S.**").

(iv) Status. By its execution of this Subscription Agreement, the undersigned represents and warrants to the Company as indicated on its signature page to this Subscription Agreement, that the undersigned is, and will be at the Closing, an Accredited Investor (as defined below). The undersigned understands that the Securities are being sold to the undersigned in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth in this Subscription Agreement, in order that the Company may determine the applicability and availability of the exemptions from registration of the Securities on which the Company is relying.

(v) Additional Representations and Warranties. The undersigned, severally and not jointly, further represents and warrants to the Company as follows: (i) such person qualifies as an Accredited Investor or is not a "U.S. Person" (both as defined below); (ii) such person consents to the placement of a legend on any certificate or other document evidencing the Securities substantially in the form set forth in **Section 6(d)**; (iii) such person has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person's or entity's interests in connection with the transactions contemplated by this Subscription Agreement; (iv) such person has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Securities and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Securities; (v) such person has had access to the Company's filings with the SEC (the "**SEC Reports**"); (vi) such person has been furnished during the course of the transactions contemplated by this Subscription Agreement with all other public information regarding the Company that such person has requested and all such public information is sufficient for such person to evaluate the risks of investing in the Securities; (vii) such person has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Securities; (viii) such person is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Subscription Agreement or the SEC Reports; (ix) such person will not sell or otherwise transfer the Securities, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available;
(x) such person understands and acknowledges that the Company is under no obligation to register the Securities for sale under the Securities Act; (xi) such person understands and acknowledges that the Securities have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person and that any representation to the contrary is a criminal offense; and (xii) such person acknowledges that the representations, warranties and agreements made by such person herein shall survive the execution and delivery of this Subscription Agreement and the purchase of the Securities. "**Accredited Investor**" has the meaning set forth in Rule 501 under the Securities Act.

(vi) Additional Representations, Warranties and Covenants of Non-United States Persons. The undersigned, if it is not a U.S. Person (as defined below),

severally and not jointly, further represents and warrants to the Company as follows: (i) the undersigned understands that the Securities offered hereunder has not been registered under the Securities Act and the undersigned understands that such undersigned is purchasing the Securities without being furnished any offering literature or prospectus. The undersigned is acquiring the Securities for the undersigned's own account, for investment purposes only, and not with a view towards resale or distribution; (ii) at the time the undersigned was offered the Securities, it was not, and at the date hereof, such undersigned is not a "U.S. Person" which is defined below:

(A) Any natural person resident in the United States;

(B) Any partnership or corporation organized or incorporated under the laws of the United States;

(C) Any estate of which any executor or administrator is a U.S. person;

(D) Any trust of which any trustee is a U.S. person;

(E) Any agency or branch of a foreign entity located in the United States;

(F) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(H) Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act) who are not natural persons, estates or trusts.

"United States" or "U.S." means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia;

(iii) The undersigned understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities in any country or jurisdiction where action for that purpose is required; (iv) the undersigned (i) as of the execution date of this Agreement is not located within the United States, and (ii) is not purchasing the Securities for the account or benefit of any U.S. person except in accordance with one or more available exemptions from the registration requirements of the Securities Act or in a transaction not subject thereto; (v) the undersigned will not resell the Securities except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes thereto), pursuant to a registration under the Securities Act, or

pursuant to an available exemption from registration; (vi) the undersigned will not engage in hedging transactions with regard to shares of the Company prior to the expiration of the distribution compliance period specified in Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, unless in compliance with the Securities Act; and as applicable, shall include statements to the effect that the securities have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available; and (vii) no form of "directed selling efforts" (as defined in Rule 902 of Regulation S under the Securities Act), general solicitation or general advertising in violation of the Securities Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the undersigned or any of their representatives in connection with the offer and sale of the Securities.

(vii) Opinion. The undersigned will not transfer any or all of the undersigned's Securities absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of the undersigned's Securities, without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws

(viii) Consent. The undersigned understands and acknowledges that the Company may refuse to transfer the Securities, unless the undersigned complies with **Section 6(d)** and any other restrictions on transferability set forth herein. The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company's common stock in order to implement the restrictions on transfer of the Securities

(d) Stock Legends. The undersigned hereby agrees with the Company as follows: The certificates evidencing the Securities issued to the undersigned who is Accredited Investors, and each certificate issued in transfer thereof, will bear the following or similar legend:

> [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS

SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFEROR SHALL COMPLY WITH THE PROVISIONS HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.]

(i) Other Legends. The certificates representing such Securities, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable law, including, without limitation, any state corporate and state securities law, or contract.

(ii) Residency; Foreign Securities Laws. The undersigned acknowledges that the Company makes no representation or warranty that any Securities issued outside of the U.S. have been offered or sold in compliance with the laws of the jurisdiction into which such Securities were issued. The undersigned warrants to the Company that no filing is required by the Company with any governmental authority in the undersigned's jurisdiction in connection with the transactions contemplated hereby. The undersigned has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the acquisition of the Securities or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The undersigned's acquisition of and payment for, and its continued ownership of the Securities, will not violate any applicable securities or other laws of his, her or its jurisdiction.

(e) Disclosure. No representation or warranty of the undersigned contained in this Subscription Agreement and no statement or disclosure made by or on behalf of the undersigned to the Company or any of its Subsidiaries pursuant to this Subscription Agreement herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

(f) Non-reliance.

(i) The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents shall not be considered investment advice or a recommendation to purchase the Securities.

(ii) The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

7. Conditions to Obligation of the undersigned and the Company.

(a) Conditions to Obligation of the undersigned. The obligations of the undersigned to enter into and perform their respective obligations under this Subscription Agreement are subject, at the option of the undersigned, to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived by the undersigned in writing:

(i) The representations and warranties of the Company set forth in this Subscription Agreement shall be true and correct in all material respects as of the Closing (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date);

(ii) No event, change or development shall exist or shall have occurred since the date of this Agreement that has had or is reasonably likely to have a Material Adverse Effect on the Company; and

(iii) The Company shall have duly executed and delivered to the undersigned this Subscription Agreement.

(b) Conditions to Obligation of the Company. The obligations of the Company to enter into and perform its obligations under this Subscription Agreement are subject, at the option of the Company, to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived by the Company:

(i) The representations and warranties of the undersigned set forth in this Subscription Agreement shall be true and correct in all material respects as of the Closing (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date); and

(ii) The undersigned shall have executed this Subscription Agreement to which it is a party and completed its investor questionnaire substantially in form attached hereto as **Exhibit A** and delivered the same to the Company.

8. Confidentiality. The undersigned shall maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other, non-public material information obtained from the Company in connection with the Company, the Securities, this Subscription Agreement

or the transactions contemplated by this Subscription Agreement, unless (a) such information becomes publicly available through no fault of such Party, or (b) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

9. Demand Registration Rights. The undersigned has the right to demand that the Company prepare and file with the SEC a Registration Statement on Form S-1 or such other Registration Statement as the Company then qualifies to use, as determined by the Company in its sole discretion, to effect a registration of the Securities covering the resale of the Securities. The Company will utilize reasonable commercial efforts to prepare and file such Registration Statement with the SEC within one hundred twenty (120) days after such demand. The Company may also include in such Registration Statement, in its sole discretion, shares for sale by the Company or the Company may file a separate Registration Statement covering shares to be sold by the Company before, at the same time, or after the Company files a Registration Statement covering resale of the Securities by the undersigned.

10. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

11. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

12. Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

13. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned, the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the City of Los Angeles, California which submission shall be exclusive unless none of such courts has lawful jurisdiction over such proceedings.

14. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of California.

15. Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

16. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

17. Notices. All notices (including change of addresses) and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	BioCorRx Inc. 2390 East Orangewood Avenue Suite 575 Anaheim, California 92806 Attn: Lourdes Felix, CFO/COO Telephone No.: (714) 462-4880
If to the Purchaser:	David de Csepel 70 S. Lake Ave. Ste 750, Pasadena, CA 91101 Attention: ____________
with a copy to:	____________________ ____________________ Attention: ____________

18. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

19. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and (ii) the death or disability of the undersigned.

20. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

21. Severability. If any term or provision of this Subscription Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Subscription Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 22nd day of December, 2016.

PURCHASER (if an individual):

By Dave de Csepel
Name: David de Csepel

PURCHASER (if an entity):

____
Legal Name of Entity

By______________________
Name:
Title:

Place of Domicile or Formation: ______________________
Aggregate Subscription Amount: $100,000.00

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to 5,000,000 shares of its common stock.

BIOCORRX INC.

By Lourdes Felix
Name: Lourdes Felix
Title: CFO/COO

APPENDIX A

CONSIDERATION TO BE DELIVERED

Securities to Be Acquired	Purchase Price	Aggregate Purchase Price to be Paid
5,000,000 shares of the Company's common stock	$0.02 per share	$100,000.00

EXHIBIT A

INVESTOR QUESTIONNAIRE

See the attached.

EXHIBIT A

INVESTOR QUESTIONNAIRE

This Questionnaire must be answered fully and returned along with your completed Subscription Agreement (the "Subscription Agreement") by and among you and BioCorRx Inc. (the "Company") in connection with your prospective acquisition of the Securities from the Company. Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement.

The undersigned represents and warrants that he, she or it comes within at least one category as marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

GENERAL INFORMATION

Name: ______________________________

Date of Birth: ______________________________

Residence Address: ______________________________

Business Address: ______________________________

Home Telephone No.: ______________________________

Business Telephone No.: ______________________________

E-mail Address: ______________________________

Preferred Mailing Address:________Business or________Home (check one)

Tax ID or Social Sec. No.: ______________________________

Marital Status: ______________________________

(1) STATUS. The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Note: When determining net worth, you must exclude the value of your primary residence. The related amount of indebtedness secured by your primary residence up to its fair market value should also be excluded. However, indebtedness secured by your primary residence in excess of the value of your home should be considered a liability and deducted from your net worth.

The undersigned is an individual (not a partnership, corporation, limited liability company, trust, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

The undersigned is a director or executive officer of the Company which is selling the Securities.

The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

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____

____

____

The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940 (describe entity).

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____

____

The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or non profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000 (describe entity).

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a "sophisticated person" as defined in Rule 506(b)(2)(ii) of the Securities Act.

The undersigned is an entity (other than a trust) in which all of the equity owners are "accredited investors" within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this questionnaire (describe entity).

The undersigned is not a U.S. Person (as described in Regulation S under the Securities Act).

The undersigned is not within any of the categories above.

THE UNDERSIGNED AGREES THAT THE UNDERSIGNED WILL NOTIFY THE COMPANY AT ANY TIME ON OR PRIOR TO THE CLOSING DATE IN THE EVENT THAT THE REPRESENTATIONS AND WARRANTIES MADE BY THE UNDERSIGNED IN THIS AGREEMENT SHALL CEASE TO BE TRUE, ACCURATE AND COMPLETE.

(2) **SUITABILITY (please answer each question below).**

(a) For an individual Investor, please describe your current employment, including the company by which you are employed, its principal business, and your title:

____

____

____

____

(b) For an individual Investor, please describe any college or graduate degrees held by you:

____

____

____

____

(c) For all Investors, please list types of prior investments:

____

____

____

____

(d) For all Investors, please state whether you have participated in private placements in the past:

YES____________ NO ____________

(e) If your answer to question (d) above is "YES", please indicate the frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently	____________	____________
Occasionally	____________	____________
Never	____________	____________

(f) For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

YES____________ NO ____________

(g) For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future?

YES____________ NO ____________

(h) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES____________ NO ____________

(i) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

YES__________ NO __________

(j) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES__________ NO __________

(3) **MANNER IN WHICH TITLE IS TO BE HELD (please check the appropriate box).**

Individual Ownership
Community Property
Joint Tenant with Right of Survivorship (both parties must sign)
Partnership*
Tenants in Common
Company*
Trust*
Other *

**** IF SECURITIES ARE BEING PURCHASED BY AN ENTITY, THE CERTIFICATE OF SIGNATORY ATTACHED AS EXHIBIT I HERETO MUST ALSO BE COMPLETED.***

(4) **FINRA AFFILIATION.**

Are you affiliated or associated with a FINRA member firm (please check one)?

YES__________ NO __________

If your answer to the question above is "YES", please describe:

____
____
____
____
____

If the Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

____
Name of FINRA Member Firm

By:______________________________
Authorized Officer

Date: ______________________________

(5) **FOR TRUST INVESTORS.**

(a) Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to purchase the Securities in whole or in part through a trust, please answer each of the following questions.

(i) Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to purchase the Securities in whole or in part through a trust, please answer each of the following questions.

YES__________ NO __________

(ii) Does this investment in the Company exceed 10% of the trust assets?

YES__________ NO __________

(b) If the trust is a revocable trust, please complete question (i) below. If the trust is an irrevocable trust, please complete question (ii) below.

(i) Can the trust be amended or revoked at any time by its grantors?

YES__________ NO __________

If your answer to the question above is "YES", answer the following questions relating to EACH grantor (please add sheets if necessary):

(A) Grantor Name: ______________________________

(1) Net worth of grantor (including spouse, if applicable) exceeds $1,000,000?

Note: When determining net worth, the value of the grantor's primary residence must be excluded. The related amount of indebtedness secured by the grantor's primary residence up to its fair market value should also be excluded. However, indebtedness secured by the grantor's primary residence in excess of the value of the grantor's home should be considered a liability and deducted from the grantor's net worth.

YES _______ NO ________

OR

(2) Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2014 and 2015 and is reasonably expected to be in excess of $200,000 for 2016?

YES _______ NO ________

OR

[Question continued on next page]

(3) Income (including income attributable to spouse) was in excess of $300,000 for 2014 and 2015 and is reasonably expected to be in excess of $300,000 for 2016?

YES _______ NO _________

(ii) (A) Please provide the name of each trustee of the trust:

____

____

____

(B) Does the trust have assets greater than $5 million?

YES _______ NO _________

(C) Does the trust have assets greater than $5 million?

YES _______ NO _________

[Signature Page follows]

By signing this Questionnaire, I hereby confirm the following statements:

(a) I am aware that the sale of the Securities will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b) I acknowledge that any delivery to me of transactions documents relating to the Securities prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Securities until such determination of suitability shall be made, and I agree that I shall promptly return the transaction documents to the Company upon request.

(c) My answers to the foregoing questions are, and were on any date (if any) that I previously purchased securities in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Dated: ______________________

INDIVIDUAL INVESTOR:

______________________ ______________________
(Print Name) (Signature)

______________________ ______________________
(Print Name of Joint Investor) (Signature of Joint Investor)

PARTNERSHIP, CORPORATION, TRUST, LLC OR OTHER ENTITY:

______________________ ______________________
(Print Name of Entity) (Signature)

____
(Print Name and Title of Person Signing)

EXHIBIT I
<u>CERTIFICATE OF SIGNATORY</u>

I, ____________________________, am the ____________________________ of ____ (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of that certain Subscription Agreement dated as of November_____ , 2016, by and between the Entity and BioCorRx Inc. (the "Subscription Agreement"), and to purchase and hold the Securities (as defined in the Subscription Agreement), and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this day of_____________, 201_.

____
(Signature)